UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Reynolds American Inc. (“RAI”) entered into an Agreement and Plan of Merger dated as of July 15, 2014 (the “Merger Agreement”), by and among Lorillard, Inc. (“Lorillard”), RAI and Lantern Acquisition Co., RAI’s direct, wholly owned subsidiary (the “Merger Sub”), providing for the merger of Merger Sub with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, subject to the terms and conditions set forth in the Merger Agreement (the “Merger”). Coincident with or immediately prior to the closing of the Merger, as the case may be, RAI and Lorillard, directly or indirectly through one or more of their respective subsidiaries or affiliates, will divest certain RAI and Lorillard assets and liabilities to ITG Brands, LLC (“Imperial Sub”), a wholly owned subsidiary of Imperial Tobacco Group PLC (“Imperial”), pursuant to the Asset Purchase Agreement, dated as of July 15, 2014, as it may be amended from time to time, among RAI, Imperial Sub and, for certain limited purposes, Imperial, and the Transfer Agreement, dated as of July 15, 2014, as it may be amended from time to time, between Lorillard and Imperial Sub (the “Divestiture”, and, together with the Merger, the “Proposed Transactions”).

Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements for the year ended December 31, 2014 prepared by RAI. The unaudited pro forma condensed combined balance sheet gives effect to the Merger and the Divestiture as if they had occurred on December 31, 2014, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2014 gives effect to the Merger and the Divestiture as if they had occurred on January 1, 2014, the beginning of the earliest period presented. The unaudited pro forma financial information for the Merger has been developed from and should be read in conjunction with the RAI audited consolidated financial statements contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2014, and the Lorillard audited consolidated financial statements contained in Lorillard’s Annual Report on Form 10-K for the year ended December 31, 2014. The unaudited pro forma financial information for the Divestiture is derived from the historical accounting records of RAI and Lorillard. The pro forma condensed combined financial statements are preliminary and reflect a number of assumptions, including, among others, that the Proposed Transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from RAI’s current expectations.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements prepared by RAI*

*	This Exhibit is being furnished and shall not be deemed “filed” under the Exchange Act, nor shall it be incorporated by reference into future filings by RAI under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements prepared by RAI*

*	This Exhibit is being furnished and shall not be deemed “filed” under the Exchange Act, nor shall it be incorporated by reference into future filings by RAI under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.